UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10537
                                                     ---------

                  Oppenheimer Tremont Market Neutral Fund, LLC
                  --------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: March 31
                                                 --------

                      Date of reporting period: 09/30/2008
                                                ----------

ITEM 1. REPORTS TO STOCKHOLDERS.

OPPENHEIMER TREMONT MARKET NEUTRAL FUND LLC

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2008 / UNAUDITED

                                                                % OF
                                                     FAIR        NET                   ACQUISITION
                                       COST          VALUE     ASSETS   LIQUIDITY(1)      DATE(2)
                                  -------------   ----------   ------   ------------   -----------
INVESTMENTS IN INVESTMENT FUNDS
EVENT DRIVEN
Halcyon Structured
   Opportunities Offshore
   Fund Ltd.                       1,000,000.00      725,315     27.5   Illiquid(3)         01/07
SHORT-TERM INVESTMENT
BlackRock Liquidity Funds -
Institutional - TempCash
   (1,760,092 shares)                 1,760,092    1,760,092    66.70
TOTAL INVESTMENTS IN INVESTMENT
   FUNDS AND CASH EQUIVALENTS     $   2,760,092    2,485,407     94.2
                                  =============
OTHER ASSETS NET OF LIABILITIES                      152,781      5.8
                                                  ----------    -----
NET ASSETS                                        $2,638,188    100.0%
                                                  ==========    =====

DETAILED INFORMATION ABOUT THE INVESTMENT FUNDS'PORTFOLIOS IS NOT AVAILABLE.

(1.) AVAILABLE FREQUENCY OF REDEMPTIONS AFTER INITIAL LOCK-UP PERIOD.

(2.) REPRESENTS INITIAL THROUGH MOST RECENT MONTH OF INVESTMENT PURCHASES.

(3.) THE FUND HAS PLACED A FULL REDEMPTION REQUEST WITH RESPECT TO ITS
     INVESTMENT IN THIS INVESTMENT FUND. THE FUND WILL RECEIVE ITS REDEMPTION PROCEEDS FOLLOWING THE SALE OF CERTAIN SECURITIES HELD BY THE INVESTMENT FUND. THE VALUE OF THE FUND'S INVESTMENT WILL FLUCTUATE, BASED ON MARKET CONDITIONS, UNTIL THE INVESTMENT FUND COMPLETES THE SALE OF THESE SECURITIES.

     Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1 - quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2 - inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market-corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3 - unobservable inputs (including the Adviser's own judgments about assumptions that market participants would use in pricing the asset).

     The market value of the Fund's investments was determined based on the following inputs as of September 30, 2008:

                                                Investments in            Investments in
Valuations Inputs                              Investment Funds   Other Financial Instruments*
-----------------                              ----------------   ----------------------------
Level 1 - Quoted Prices                            $     --                $       --
Level 2 - Other Significant Observable Inputs            --                 1,760,092
Level 3 - Significant Unobservable Inputs           725,315                        --
                                                   --------                ----------
                                                    725,315                 1,760,092
                                                   ========                ==========

*    Other financial instruments include short-term investments and warrants.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

STATEMENT OF ASSETS AND LIABILITIES / UNAUDITED
September 30, 2008

ASSETS
Investments in investment funds, at fair value (cost $1,000,000)                           $   725,315
Cash and cash equivalents                                                                    1,760,092
Receivables and other assets:
Investment funds sold                                                                        1,701,502
Other assets                                                                                       783
                                                                                           -----------
Total assets                                                                                 4,187,692
                                                                                           ===========
LIABILITIES
Payables:
Member contributions received in advance                                                   $ 1,500,000
Professional fees                                                                               41,000
Miscellaneous fees                                                                               5,000
Investor servicing fees                                                                          3,504
                                                                                           -----------
Total liabilities                                                                            1,549,504
                                                                                           ===========
NET ASSETS                                                                                 $ 2,638,188
                                                                                           ===========
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                                 $        32
Paid in capital                                                                              6,796,812
Accumulated net investment loss                                                               (965,400)
Accumulated net realized loss on investment transactions                                    (1,918,571)
Net unrealized depreciation on investment funds                                               (274,685)
                                                                                           -----------
NET ASSETS                                                                                 $ 3,638,188
                                                                                           ===========
NET ASSET VALUE PER SHARE
(based on net assets of $2,638,188 and 32,188 shares of beneficial interest outstanding)   $     81.96

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS UNAUDITED

For the Six Months Ended September 30, 2008

INVESTMENT INCOME
Interest                                                    $  67,866
EXPENSES
Professional fees                                              17,234
Miscellaneous fees                                             14,487
Administration fee                                              6,000
                                                            ---------
Total expenses                                                 37,721
                                                            =========
NET INVESTMENT GAIN                                            30,145
REALIZED AND UNREALIZED GAIN / LOSS
Net realized loss on investment funds                        (317,943)
Net change in unrealized depreciation on investment funds     202,094
                                                            ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ (85,704)
                                                            =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS / MEMBERS' CAPTIAL Unaudited

                                                                                                      SIX MONTHS           YEAR
                                                                                                        ENDED              ENDED
                                                                                                  SEPTEMBER 30, 2008     MARCH 31,
                                                                                                     (UNAUDITED)           2008
                                                                                                  ------------------   ------------
OPERATIONS
Net investment gain (loss)                                                                           $     30,145      $   (827,291)
Net realized gain (loss)                                                                                 (317,943)        6,556,185
Net change in unrealized depreciation                                                                     202,094        (9,365,296)
                                                                                                     ------------      ------------
Net decrease in net assets resulting from operations                                                      (85,704)       (3,636,402)
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                                                           --        (2,249,887)
Distributions from net realized gain                                                                           --        (2,566,016)
                                                                                                     ------------      ------------
Total dividends and/or distributions to shareholders                                                           --        (4,815,903)
                                                                                                     ============      ============
BENEFICIAL INTEREST TRANSACTIONS
Net decrease in net assets resulting from beneficial interest transactions                            (13,757,572)      (22,001,304)
NET ASSETS
Total decrease in net assets                                                                          (13,843,276)      (30,453,609)
Beginning of period                                                                                    16,481,464        46,935,073
                                                                                                     ------------      ------------
End of period [including accumulated net investment loss of $965,400 and $995,545 respectively]      $  2,638,188      $ 16,481,464
                                                                                                     ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS FOR THE PERIOD ENDED SEPTEMBER 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations            $    (85,704)
                                                                ------------
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized loss in on investment funds                             317,943
Net change in unrealized depreciation on investments                (202,094)
Proceeds from sales of investment funds                            9,870,673
Decrease in receivable for investment funds sold                  17,321,688
Decrease in dividends receivable                                      13,062
Decrease in other assets                                              43,381
Decrease in management fee payable                                   (58,426)
Decrease in professional fees payable                                 (8,104)
Increase in miscellaneous fees                                           891
Decrease in investor servicing fees                                  (19,330)
Decrease in accounting and investor processing fees                  (31,440)
Decrease in administration fee payable                               (14,443)
Decrease in shareholder communication fees                           (20,000)
Decrease in Board of Directors' fees and expenses                       (892)
                                                                ------------
Net cash provided by operating activities                         27,127,205
CASH FLOWS FROM FINANCING ACTIVITIES
Payments of shares of beneficial interest redeemed               (31,654,356)
Proceeds from shareholder contributions made in advance            1,500,000
                                                                ------------
Net cash used in financing activities                            (30,154,356)
                                                                ------------
Net decrease in cash and cash equivalents                         (3,027,151)
                                                                ------------
Cash and cash equivalents at beginning of period                   4,787,243
                                                                ------------
Cash and cash equivalents at end of period                         1,760,092
                                                                ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                      SIX MONTHS ENDED
                                                        SEPTEMBER 30,                                     YEAR ENDED MARCH 31,
                                                      2008 (UNAUDITED)                                    --------------------
                                                             2008         2008      2007      2006         2005       2004
                                                      -----------------  -------   -------   --------     -------  -----------
PER SHARE OPERATING DATA
Net asset value, beginning of period                      $ 86.09        $106.74   $106.49   $100.00(1)       N/A       N/A
Income (loss) from investment operations:
Net investment gain (loss)(2)                                0.26          (1.96)    (2.46)    (2.14)(3)      N/A       N/A
Net realized and unrealized gain (loss)                     (4.39)         (7.01)     9.18      9.29(3)       N/A       N/A
                                                          -------        -------   -------   -------      -------   -------
Total income from investment operations                     (4.13)         (8.97)     6.72      7.15(3)       N/A       N/A
Dividends and/or distributions to shareholders:
Dividends from net investment income                           --          (5.46)    (3.13)       --          N/A       N/A
Distributions from net realized gain                           --          (6.22)    (3.34)    (0.66)(3)      N/A       N/A
                                                          -------        -------   -------   -------      -------   -------
Total dividends and/or distributions to shareholders           --         (11.68)    (6.47)       --          N/A       N/A
                                                          -------        -------   -------   -------      -------   -------
Net asset value, end of period                            $ 81.96        $ 86.09   $106.74   $106.49          N/A       N/A
                                                          =======        =======   =======   =======      =======   =======
TOTAL RETURN, AT NET ASSET VALUE(4)                         (4.80)%        (9.36)%    6.66%     5.84%        1.35      5.16%
INCENTIVE ALLOCATION/FEE(5)                                  0.00           0.21     (0.11)    (0.15)        0.00     (0.18)
                                                          -------        -------   -------   -------      -------   -------
Total return net of incentive allocation/fee                (4.80)%        (9.15)%    6.55%     5.69%        1.35      4.98%
RATIOS / SUPPLEMENTAL DATA
Net assets/Members' capital,
   end of period (in thousands)                           $ 2,638        $16,481   $46,935   $51,127      $64,001   $64,305
Ratios to average net assets/members' capital:(6,7)
Net investment (gain) loss(8)                                0.61%         (2.04)%   (2.21)%   (2.53)%      (1.98     (1.96)%
Total expenses                                               0.76%          2.32%     2.42%     2.56%(9)     2.04      2.01%
Incentive / allocation fee(5)                                0.00          (0.09)     0.09      0.13         0.01      0.15
                                                          -------        -------   -------   -------      -------   -------
Total expenses and incentive allocation/fee                  0.76%          2.23%     2.51%     2.69%(9)     2.05      2.16%
Portfolio turnover rate(10)                                   193%            48%       47%       38%          62        22%

N/A - Not applicable. See Note 1 to Financial Statements related to the July 1, 2005 tax and capital structure conversion.

(1.) Initial net asset value as of July 1, 2005.

(2.) Based on average shares outstanding during each period.

(3.) For the period July 1, 2005, conversion of the Fund's tax and capital structure, to March 31, 2006. See Note 1 to the Financial Statements.

(4.) Assumes an investment on the last valuation date prior to the first day of the fiscal period,with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5.) In conjuction with the Fund's capital structure conversion, the incentive allocation was converted to an incentive fee effective July 1, 2005.

(6.) Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

(7.) Annualized for periods of less than one year.

(8.) Excludes impact of incentive allocation/fee.

(9.) The total expense ratio would have been 0.01% higher if the capital structure conversion costs had not been reimbursed by the Adviser.

(10.) Represents the lesser of purchases or sales of investments in Investment
     Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

1. ORGANIZATION

Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund") is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund will pursue this objective by investing primarily in private investment partnerships and similar investment vehicles that are managed by a select group of alternative asset managers ("Investment Funds") that employ various "market neutral" investment strategies. Market neutral investment strategies seek to provide predictable investment returns regardless of general stock market movements. As of September 30, 2008, 100% of the shares were owned by OppenheimerFunds, Inc.

     OppenheimerFunds, Inc. (the "Adviser"), serves as the investment adviser of the Fund subject to the ultimate supervision of and subject to any policies established by the Fund's Board of Directors (the "Board"), pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing its services.

     Tremont Partners, Inc. (the "Sub-Adviser"), an affiliate of the Adviser, has been retained by the Adviser to serve as the Fund's Sub-Adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

     The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Sub-Adviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

CONVERSION OF TAX AND CAPITAL STRUCTURES. Effective July 1, 2005, the Fund has elected to be treated as a corporation for Federal income tax purposes and intends to qualify as a regulated investment company under the provisions of Subchapter M under the Internal Revenue Code of 1986, as amended. The new tax treatment will simplify Fund reporting to investors, allowing tax reports to be made on IRS Form 1099. Previously, each Member received the more complex Schedule K-1 and was individually required to report its distributive share of the Fund's taxable income on its own tax return.

     The Fund has replaced its capital account structure (allowing net increases and decreases in the net value of the Fund's assets to be allocated to a particular investor's individual capital account on a generally pro rata basis) with a standard corporate-type structure in which shareholders will participate in the Fund's "general account" on the basis of the number of shares of the Fund they hold relative to the total number of Fund shares outstanding. Shareholders were issued Fund shares, at a net asset value per share of $100, equal in value to their capital accounts on June 30, 2005. Investors will no longer have individual capital accounts and will refer to their share balances when calculating the value of an investment in the Fund. The Fund's limited liability company interests have been redenominated, and are issued and sold, as "Shares." All previously issued "Interests" have been redenominated as Shares. Persons who are issued Shares by the Fund, and other persons who acquire Shares and are admitted to the Fund by its Board, are "Shareholders."

     The Fund has established a program for the automatic reinvestment of certain annual distributions that the Fund may be required to make. Under the Fund's program, when a shareholder's distribution is reinvested, additional Fund shares will be issued to that shareholder in an amount equal in value to the distribution. Unless the Fund is informed otherwise by notice to the Administrator, shareholders will be enrolled automatically in the reinvestment program. Dividends and distributions are taxable to the recipient whether they are reinvested in shares of the Fund or received as cash.

     In June 2005; the Fund's Board approved the conversion of the Incentive Allocation to an Incentive Fee. Previously, the Sub-Adviser had been designated by the Adviser as the special advisory member (the "Special Advisory Member") and was entitled to receive a performance-based allocation (the "Incentive Allocation") equal to 5% of net profits, if any, in excess of the preferred return (the "Preferred Return"). (The Preferred Return was an amount determined by applying an annual percentage rate equal to the 2-year Treasury constant maturity rate to the capital account balance of each Member as of the beginning of the fiscal period.) For the three months ended June 30, 2005, the Preferred Return was 3.08%. The Incentive Allocation applied only to net profits for the applicable fiscal period that exceeded both: (i) the Preferred Return for the calendar period; and (ii) any balance in a "Loss Recovery Account," as defined in the Fund's registration statement, established for each Member. A Special Advisory Account had been established by the Fund for crediting any Incentive Allocation due to the Special Advisory Member. The Incentive Allocation was debited from each Member's capital account and credited to the Special Advisory Account. Generally, the Incentive Allocation was made as of the end of each calendar year and upon the repurchase of any Member's Interest (or portion thereof). The Special Advisory Member could withdraw any Incentive Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made. During the six months ended June 30, 2005, the Special Advisory Member earned an Incentive Allocation of $73 and voluntarily waived payment of this amount in its entirety. By replacing the individual investor capital accounts with a general Fund account, the manner of calculation of the incentive compensation will change so that such calculation is made on a Fund-wide basis, rather than separately for each member's capital account. The Fund will not pay any additional compensation to the Adviser as a result of the conversion of the Incentive Allocation to an Incentive Fee. Notwithstanding those technical modifications in the manner of calculation, the new Incentive Fee is intended to replicate substantially the payments associated with the former Incentive Allocation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

     The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from a Investment Fund or where a value supplied by a Investment Fund is deemed not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to the Board's supervision. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

     Net unrealized appreciation (depreciation) of investments in Investment Funds is recorded based on the Partnership's proportionate share of the aggregate amount of appreciation (depreciation) recorded by each Investment Fund. It includes the Partnership's share of interest and dividend income and realized and unrealized gains and losses on securities held by each Investment Fund, net of operating expenses and fees. The Partnership recognizes realized gains and losses on the sale of investments in investment funds on an average cost basis. Prior to March 31, 2008, realized gains and losses were recognized and reported on a cost recovery basis. Accordingly, as of September 30, 2008, the cost basis of certain investments in investment funds has been adjusted retroactively to the time at which such investment in investment fund was originally entered into applying an average cost basis.

     Effective for fiscal periods beginning after November 15, 2007, the Financial Account Standards Board (the "FASB") issued a Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements. This standard establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Funds' investments under these levels of classification is included following the Statement of Investments.

     The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. These investments are typically classified within Level 3.

     Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Investment Fund will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. In accordance with the Advisory Agreement, the Advisor values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available. Fair valued securities are generally classified as "Level 3".

     Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees.

Cash and cash equivalents consist of monies invested in money market funds sponsored by BlackRock Institutional Management Corporation, an affiliate of PNC Bank, N.A., and are accounted for at net asset value. Dividends receivable from such funds are included in other assets on the statement of assets and liabilities. The Fund treats demand deposits and all financial instruments that mature within three months as cash and cash equivalents. These securities are typically designated as "Level 2".

INCOME RECOGNITION AND EXPENSES. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in a Investment Fund's net asset value is included in net change in unrealized appreciation/depreciation on investments on the statement of operations. Distributions received from Investment Funds, whether in the form of cash or securities, are applied as a reduction of the Investment Fund's cost. Realized gains or losses on withdrawals from Investment Funds are recognized on a cost recovery basis. The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; certain offering costs; expenses of meetings of the Board and Shareholders; all costs with respect to communications to Shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

3. MANAGEMENT FEE, INCENTIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER MANAGEMENT AND ADMINISTRATION FEES. The Adviser provides certain management and administrative services to the Fund. In consideration for such management services, the Fund pays the Adviser a monthly management fee (the "Management Fee") computed at an annual rate of 1.00% of the Fund's net assets determined as of the last day of the month (before any repurchases of shares or Incentive
Fee). The Adviser pays 50% of its fee to the Sub-Adviser. In consideration for such administration services, the Fund pays the Adviser a monthly administration fee (the "Administration Fee") computed at an annual rate of 0.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of shares or Incentive Fee and the Management Fee). As a result of all non-affiliated shareholders being redeemed from the Fund as of March 31, 2008, the Fund voluntarily waived Management and Administration Fees for the period ended September 30, 2008.

INCENTIVE FEE. The Adviser (or an affiliated company of the Adviser that it designates) is also entitled to receive a performance-based incentive fee equal to 5% of the net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the "Preferred Return," subject to reduction of that excess for prior losses that have not been previously offset against net profits (the "Incentive Fee"). The reduction for prior losses not previously offset by subsequent profits establishes what is typically referred to as a "high water mark".

The Incentive Fee will be accrued monthly and is generally payable annually on December 31. No incentive fee will be accrued or payable for any period unless losses from prior periods have been recovered by the Fund. The Adviser is under no obligation to repay any Incentive Fee previously paid by the Fund to the Adviser, notwithstanding subsequent losses, but will reverse certain accruals as described below. For purposes of both the accrual and payment of the Incentive Fee, the Preferred Return is an amount determined by applying an annual percentage rate equal to the 2-year Treasury constant maturity rate.

The Adviser pays the Sub-Adviser the full amount of the incentive fee. The Fund will calculate and accrue any liability for the Incentive Fee monthly, based on the Fund's performance. The Fund's net asset value will be reduced or increased each month to reflect this accrual. An increase in the Fund's net asset value will occur only as a result of a reversal of any prior Incentive Fee accruals, if the Fund's current year's cumulative return does not exceed the Preferred Return. No Incentive Fee will be accrued or payable for any current period unless losses from prior periods have been recovered by the Fund. If the Fund has no prior losses, but its performance is negative, the Fund will track its high water mark or "cumulative losses" in a memorandum account ("Loss Carryforward Memorandum Account") on a monthly basis, and no Incentive Fee will be accrued for that month. If the Fund has a net loss for the current calendar year and has not recovered losses from prior calendar year (i.e. has not regained its high water mark), there will be no accrual of an Incentive Fee, and the Fund will add the losses incurred by the Fund to the Loss Carryforward Memorandum Account. If the Fund has no prior losses, and its performance is positive for the current calendar year, the Fund will accrue an Incentive Fee only after the Fund's performance exceeds the Preferred Return. Each time shares are repurchased in a repurchase offer, the Fund will adjust the amount of any cumulative loss in proportion to the number of shares repurchased by the Fund, so that the repurchase of shares has the effect of reducing the amount of cumulative loss. Corresponding upward adjustments are made when investors purchase shares, so that the amount of cumulative loss is adjusted upward to reflect the effect of such new purchases. As a result of all non-affiliated shareholders being redeemed from the Fund as of March 31, 2008, the Fund voluntarily waived Incentive Fees for the period ended September 30, 2008.

ADVISER'S AND SUB-ADVISER'S SHARE BALANCES. The value of the Adviser's and Sub-Adviser's share balances at September 30, 2008 were $2,638,188 and $0, respectively. The value of the Adviser's and Sub-Adviser's share balances at March 31, 2008 were $15,909,617 and $560,516 respectively. During the period ended September 30, 2008, the Adviser and Sub-Advisor had redemptions of $13,176,993 and $580,579 respectively.

DIRECTORS' COMPENSATION. A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. Any Board member, who is an employee of the Adviser, or one of its affiliates, does not receive an annual fee from the Fund.

The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent directors. Benefits are based on years of service and fees paid to each trustee during their period of service. The plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the period ended September 30, 2008, the Fund's projected benefit obligations were increased by $1 and payments of $706 were made to retired directors, resulting in no accumulated liability.

The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Funds assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

CUSTODIAN FEES. PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Fund's assets and provides custodial services for the Fund. Additionally, the Fund reimburses all reasonable out of pocket expenses incurred by PFPC.

INVESTORS SERVICING FEES. Under the terms of an investor servicing agreement (the "Investor Servicing Agreement") between the Fund and OppenheimerFunds Distributor, Inc. (the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers ("Investor Service Providers") to provide ongoing investor services and account maintenance services to Shareholders that are their customers. Under the Investor Servicing Agreement, the Fund pays a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee is paid quarterly and, with respect to each Investor Service Provider, shall not exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of shares held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of shares or Incentive Fee and the Management Fee); or (ii) the Distributor's actual payments to the Investor Service Provider. The Distributor is entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers.

4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                     SIX MONTHS ENDED             YEAR ENDED
                                    SEPTEMBER 30, 2008          MARCH 31, 2008
                                 -----------------------   -----------------------
                                  SHARES       AMOUNT       SHARES       AMOUNT
                                 --------   ------------   --------   ------------
Subscriptions                          --             --      3,499   $    368,831
Dividends and/or distributions
   reinvested                          --             --     51,870      4,791,213

Redemptions                      (159,264)  $(13,757,572)  (303,643)   (27,161,348)
                                 --------   ------------   --------   ------------
Net decrease                     (159,264)  $(13,757,572)  (248,274)  $(22,001,304)
                                 ========   ============   ========   ============

5. INVESTMENTS IN INVESTMENT FUNDS

At September 30, 2008, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 0% to 3% annually of net assets and performance incentive fees/allocations ranging from 10% to 30% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment and subject to certain other terms and conditions as set forth in the Investment Funds' offering documents. Information related to each Investment Fund is included on the Statement of Investments. At September 30, 2008, the Fund had no capital invested in Hedge Funds with remaining lock-up provisions extending beyond one year from September 30, 2008. The ability to redeem is subject to the terms stated in the respective Investment Fund's legal documents, including the ability to restrict redemptions in part or in full without the Fund's consent. In current market conditions there may be limited liquidity available and the stated Investment Fund's liquidity should not be relied upon when assessing the liquidity of the Fund. Furthermore, in certain circumstances a portion of the Fund's investment in the Investment Funds may be illiquid. For the six month period ended September 30, 2008, the aggregate cost of proceeds from sales of Investment Funds was $9,870,673.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Investment Funds is limited to the value of these investments as reported by the Fund.

7. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.

9. SUBSEQUENT EVENTS

The fund is currently undergoing liquidations that are estimated to be completed by December 31, 2008.

ITEM 2. CODE OF ETHICS.

Not applicable to semiannual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semiannual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semiannual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     a) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semiannual reports.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semiannual reports.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to semiannual reports.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2008, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1) Not applicable to semiannual reports.

     (2) Exhibits attached hereto.

     (3) Not applicable.

(b)  Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Tremont Market Neutral Fund, LLC


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer
Date: 11/11/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer
Date: 11/11/2008


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 11/11/2008